SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	July 12, 2010

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Amendment No. 1 on Form 8-K/A amends the inspectors of election report for the Annual Meeting of Shareholders held May 5, 2010. The inspectors issued corrected vote totals originally reported on Form 8-K.

Item 5.07.     Submissions of Matters to a Vote of Security Holders

1.  Chemung Financial Corporation shareholders elected the following five individuals to serve as directors:

	For	Withheld	Broker Non-Vote
Ronald M. Bentley	2,508,402	12,684	577,220
Robert H. Dalrymple	2,507,176	13,910	577,220
Clover M. Drinkwater	2,500,365	20,721	577,220
Ralph H. Meyer	2,449,710	21,376	577,220
Richard W. Swan	2,508,409	12,677	577,220

2.  A shareholder proposal to eliminate the classified board of directors was defeated.

For	Against	Abstain	Broker Non-Vote
171,791	2,302,254	47,041

The amendments to the Inspectors of Election report did not change the outcome of proposal 1 or proposal 2.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

July 12, 2010	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer